OPTION ONE
MORTGAGE                                            www.optiononemortgage.com

One gets it done.

      Certification Regarding Compliance with Applicable Servicing Criteria


1. Option One Mortgage Corporation and its wholly owned subsidiaries, Premier Property Tax Services, LLC and First Option Asset Management Services (the "Company" or "Option One") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
     (d) of Item 1122 of SEC Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include publicly-issued asset-backed securities transactions issued on or after January 1, 2006 for which the Company acted as the master servicer or servicer during calendar 2007, involving first lien and second lien subprime residential mortgage loans, excluding loans originated and serviced by Option One and sold to Government Sponsored Enterprises such as FNMA ("Fannie Mae") and FHLMC ("Freddie Mac") (the "Platform").

2. Except as set forth in paragraph 3 below, Option One used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Option One based on the activities it performs, directly or through its Vendors, with respect to the Platform;

4. Option One has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix B hereto;

5. Option One has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. Option One has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

7. Deloitte & Touche LIP, a registered public accounting firm, has issued an attestation report on Option One's assessment of compliance with the applicable servicing criteria for the Reporting Period.


This certification is dated March 14, 2008.

Option One Mortgage Corporation


/s/Fabiola Camperi
----------------------------------
Fabiola Camperi, President


/s/Matthew Engel
----------------------------------
Matthew Engel, Senior Vice President and Chief Financial Officer








       6501 Irvine Center Drive Irvine California 92618 (800)704-0800


















                                    APPENDIX A


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                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer     by Option
                                                                                          Vendor(s)   or vender(s)     One or
                                                                                          for which    for which        by
                                                                              Performed  Option One   Option One  subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              Option One    Party       Party        Option One

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                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in          X(1)                                    X(2)
1122(d)(1)(i)     accordance with the transaction agreements.
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                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.                                      X(3)
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                  Any requirements in the transaction agreements to maintain a                                            X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the   X
1122(d)(1)(iv)    transaction agreements.
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                       Cash Collection and Administration
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                  Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank            X
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor    X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged
                  for such advances, are made, reviewed and approved as           X
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with
1122(d)(2)(iv)    respect to commingling of                                       X(4)                                    X(5)
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
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(1) Option One asserts to the component of the criterion of monitoring
    Servicer events of default and Servier termination triggers related to events of default.

(2) Another party performs all other activities related to this criterion

(3) Option One asserts that only two thirds parties exist within this criterion- FIS Tax Services (formerly known as LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA". Both of these parties have provided an assertion and related attestation report for the activies they perform with respect to the relevant criteria.

(4) Option One asserts to this criterion with repsects to establishing and maintaining proncipal and interest custodial accounts and impound (tax & insurance) custodial accounts.

(5) Another part performs all other activities related to this criterion.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer     by Option
                                                                                          Vendor(s)   or vender(s)     One or
                                                                                          for which    for which        by
                                                                              Performed  Option One   Option One  subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              Option One    Party       Party        Option One

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  cash) as set forth in the transaction agreement.


--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured
                  depository institution as set forth in the transaction          X
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act of 1934, as amended
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized   X(6)
1122(d)(2)(vi)    access.
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                  Reconciliations are prepared on a monthly basis for all         X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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                       Investor Remittances and Reporting
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                  Reports to investors, including those to be filed with the      X(7)                                     X(8)
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
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
----------

(6) Option One asserts in whole to this criterion as Option One utilizes safety paper blank check stock and has no unissued checks.

(7) For (A), (B) and (D), the Option One assertion to this criterion is only for the foundation of a Servicer clearly identified in transaction documents. (C) is not applicable to Option One.

(8) Another party performs all other activties related to this criterion.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer     by Option
                                                                                          Vendor(s)   or vender(s)     One or
                                                                                          for which    for which        by
                                                                              Performed  Option One   Option One  subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              Option One    Party       Party        Option One

--------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other     X(9)                                    X(10)
1122(d)(3)(ii)    terms set forth in the transaction agreements.
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                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such       X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or       X
1122(d)(3)(iv)    custodial bank statements.
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                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related mortgage      X                                       X
1122(d)(4)(i)     loan documents.
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                  Pool assets and related documents are safeguarded as            X
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any          X(11)                                   X(12)
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are            X
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
1122(d)(4)(iv)    in accordance with the related pool asset documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's        X
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in          X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and
1122(d)(4)(vii)   concluded in accordance with the timeframes or other            X
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
----------

(9) Option One asserts to timely remittances to the Trustee as defined in the transaction agreements.

(10) Another party performed all other activies related to this criterion.

(11) Option One's assertion to this criterion is only for the function of a Serciver clearly identified in transaction documents.

(12) Another party performs all other activities related to this criterion.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer     by Option
                                                                                          Vendor(s)   or vender(s)     One or
                                                                                          for which    for which        by
                                                                              Performed  Option One   Option One  subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              Option One    Party       Party        Option One

--------------------------------------------------------------------------------------------------------------------------------
                  requirements established by the transaction agreements.


--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at   X
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
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                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related    X
1122(d)(4)(ix)    pool asset documents.
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                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days of full
                  repayment of the related [pool assets], or such other number
1122(d)(4)(x)     of days specified in the transaction agreements.                X
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                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided        X(13)                     X
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
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
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(13) Option One asserts only tax discbursements made by wholly-
     owned Premier Property Tax Services, LLc. Option One also outsources the activities required by this criterion to third parties- FIS Tax Services (formerly known as LSI Tax Services) during early 2007, ZC Real Estate Tax Solutions Limited "ZCRETS" during the latter portion of 2007, and ZC Sterling Insurance Agency Inc. "ZCSIA"- each of whom has performed an assessment of their compliance obtained a related attestation report.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer     by Option
                                                                                          Vendor(s)   or vender(s)     One or
                                                                                          for which    for which        by
                                                                              Performed  Option One   Option One  subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                               by      Responsible Responsible   retained by
                                                                              Option One    Party       Party        Option One

--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the     X(14)                     X
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained
                  by the servicer, or such other number of days specified in      X(15)                     X
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction      X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item                                           X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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
----------

(14) Option One asserts only late payments related to tax disbursements made by wholly-owned Premier Property Tax Services, LLC. Option One also outsources the activities required by this criterion to third parties- FIS Tax Services (formerly known as LCI Tax Services) during early 2007, ZC Real Estate Tax Solutions Limited "ZCRETS" during the latter portion of 2007, and ZC Sterling Insurance Agency Inc. "ZCSIA"- each of whom has performed an assessment of their compliance obtained a related attestatuin report.

(15) Option One asserts only on tax disbursements made by wholly- owned
     Premier Property Tax Services, LLC. Option One also outsources the activities required by this criterion to third parties- FCIS Tax
     Services (formerly known as LSI Tax Services) during early 2007, ZC
     Real Estate Tax Solutions Limited "ZCRETS" during the latter portion of 2007 and ZC Sterling Insurance Agency Inc. "ZCSIA"- each of whome performed an assessment of their compliance ibtained a related attestation report.















                               APPENDIX B



For SEC Regulation AB 1122(d)(4)(iv), loan modifications are required to be completed in accordance with the transaction agreements and related pool asset documents. Managements notes instances of conflicting language within three PSAs where the verbiage first indicates to generally modify loans if in the best interest of the trust, but later qualifies the allowable interest rate reduction. Non-compliance within this Regulation AB criterion is a result of Management's incorrect interpretation of the former guidance taking precedence.